UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.)

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
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[ ]	Preliminary Proxy Statement.
[ ]	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
[X]	Definitive Proxy Statement.
[ ]	Definitive Additional Materials.
[ ]	Soliciting Material Pursuant to § 240.14a-12.

MANAGED PORTFOLIO SERIES

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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(1) Title of each class of securities to which transaction applies:
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V-Shares US Leadership Diversity ETF (VDNI)
V-Shares MSCI World ESG Materiality and Carbon Transition ETF (VMAT)

each a series of Managed Portfolio Series
615 East Michigan Street
Milwaukee, Wisconsin 53202

July 14, 2023

Dear Shareholder:

The enclosed Proxy Statement contains information about a proposal that shareholders approve a new Sub-Advisory Agreement for the above V-Shares ETFs with Vident Advisory, LLC, an affiliate of the Funds’ current sub-adviser. Approval of a new Sub-Advisory Agreement is required because the current Sub-Advisory Agreement between V-Square Quantitative Management LLC (the “Adviser”) and the current sub-adviser will automatically terminate as a result of a contemplated change in ownership of sub-adviser, as described in the attached proxy materials.

Vident Investment Advisory, LLC, the current sub-adviser, will be consolidating its operations into one entity, Vident Advisory, LLC. Vident Advisory, LLC will then be acquired by an entity controlled by Casey Crawford. Mr. Crawford is the co-founder and Chief Executive Officer of Movement Mortgage. He is also the chairman of Movement Bank and founder and chairman of Movement Schools and Movement Foundation. Mr. Crawford is a former NFL player and Super Bowl champion, and he has been recognized globally for his transformative leadership capabilities. Importantly, approval of the proposal is not expected to impact shareholders as the fees, investment objectives, portfolio managers, and investment policies will not change as a result of the change of control.

Shareholders of each Fund are being asked to approve a new Sub-Advisory Agreement for their Fund at a meeting scheduled to be held at 11:00 a.m., Central Time on August 16, 2023, at the offices of U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202. Please take the time to carefully read the enclosed Proxy Statement and cast your vote by following the instructions on the enclosed proxy ballot.

Enclosed you will find a notice of the Special Meeting, a Proxy Statement with additional information about the Proposal, and a proxy card with instructions for voting. Following this letter, you will find Questions and Answers designed to help you understand the Proxy Statement and how to cast your votes. These Questions and Answers are being provided as a supplement to, not a substitute for, the Proxy Statement, which we urge you to review carefully.

It is important to note that, while the current sub-adviser expects to undergo a change in ownership, the day-to-day services provided to each Fund will not change. Also, approval of the Proposal will not result in any increase in shareholder fees or expenses.

The Board of Trustees of the Trust believes that the Proposal is in the best interest of each Fund and its shareholders and recommends that you vote “FOR” the Proposal.

Should you have any questions, please feel free to call us at 1-866-839-1852. For voting instructions, including a toll-free number and website for voting, please refer to the enclosed proxy ballot.

Your vote is important regardless of the number of shares you own. To assure your representation at the Meeting, please follow the instructions on the enclosed proxy ballot whether or not you expect to be present at the Meeting. If you attend the Meeting, you may revoke your proxy and vote your shares in person.

Sincerely,

/s/ Brian Wiedmeyer

Brian Wiedmeyer, President
Managed Portfolio Series
1

V-Shares US Leadership Diversity ETF
V-Shares MSCI World ESG Materiality and Carbon Transition ETF
a series of Managed Portfolio Series
615 East Michigan Street
Milwaukee, Wisconsin 53202

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held August 16, 2023
Dear Shareholders:

The Board of Trustees of Managed Portfolio Series (the “Trust”), an open-end registered management investment company organized as a Delaware statutory trust, has called a special meeting (the “Meeting”) of the shareholders of V-Shares US Leadership Diversity ETF and V-Shares MSCI World ESG Materiality and Carbon Transition ETF (each a “Fund” and collectively the “Funds”), each a series of the Trust, to be held at the offices of U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, on August 16, 2023 at 11:00 a.m., Central Time. The Meeting is being held so that shareholders of each Fund can consider and approve the following proposals:

1.    To approve a new investment sub-advisory agreement by and between V-Square Quantitative Management LLC, and Vident Advisory, LLC (the “New Sub-Advisory Agreement”). No increase in shareholder fees or expenses is being proposed; and
2.    To transact such other business as may properly come before the Meeting or any adjournments thereof.
 Shareholders of record at the close of business on June 30, 2023, are entitled to notice of, and to vote at, the Meeting and any adjournment(s) thereof. The Board of Trustees, including all of the Independent Trustees, recommends that you vote “FOR” the Proposal.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on August 16, 2023.

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including the proposed New Sub-Advisory Agreement) and Proxy Voting Ballot are available at https://proxyvotinginfo.com/p/vshares2023.

By Order of the Board of Trustees

/s/ John Hadermayer

John Hadermayer, Secretary
Managed Portfolio Series
July 14, 2023

YOUR VOTE IS IMPORTANT

TO ENSURE YOUR REPRESENTATION AT THE MEETING, PLEASE FOLLOW THE INSTRUCTIONS ON THE ENCLOSED PROXY BALLOT WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL

While we encourage you to read the full text of the enclosed Proxy Statement, we are also providing you the following information regarding the subject of the shareholder vote. Your vote is important.

QUESTIONS AND ANSWERS

Q. What proposal am I being asked to vote on?

At the Meeting, shareholders of each Fund will be asked to vote on the proposal below for their Fund, and to transact any other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof. Importantly, no increase in shareholder fees or expenses is being proposed.

1.To approve a new investment sub-advisory agreement by and between V-Square Quantitative Management LLC and Vident Advisory, LLC (the “New Sub-Advisory Agreement”).

Q. Why am I being asked to approve the Proposal?

Pursuant to a purchase agreement signed on March 24, 2023, Vident Capital Holdings, LLC, a subsidiary of MM VAM, LLC (“VA Holdings”), is expected to acquire a majority interest in Vident Advisory (“VA”) (the “Transaction”). MM VAM, LLC is an entity controlled by Casey Crawford. The Transaction is expected to be completed on or around June 30, 2023 (the “Closing Date”), subject to the satisfaction of customary closing conditions, including obtaining necessary Fund and client consents and receipt of customary regulatory approvals. The Transaction will constitute an “assignment” under the Investment Company Act of 1940, as amended (the “1940 Act”), which will result in the automatic termination of the current Sub-Advisory Agreement (the “Current Sub-Advisory Agreement”) between V-Square Quantitative Management LLC (the “Adviser”) and Vident Investment Advisory, LLC (“VIA”). On the Closing Date VIA will cease to exist. VA, an affiliate of VIA, will assume the sub-advisory responsibilities.

VIA, the current sub-adviser, will be consolidating its operations into one entity, VA. VA will then be acquired by an entity controlled by Casey Crawford. Mr. Crawford is the co-founder and Chief Executive Officer of Movement Mortgage. He is also the chairman of Movement Bank and founder and chairman of Movement Schools and Movement Foundation. Mr. Crawford is a former NFL player and Super Bowl champion, and he has been recognized globally for his transformative leadership capabilities. Importantly, approval of the proposal is not expected to impact shareholders as the fees, investment objectives, portfolio managers, and investment policies will not change as a result of the change of control.

To enable VA to serve as investment sub-adviser for the Funds, the Board of Trustees overseeing the Funds, including a majority of the Trustees who are not “interested persons” of the Funds or their advisers, as that term is defined in the 1940 Act (the “Independent Trustees”), approved a new investment sub-advisory agreement between the Adviser and VA. Under the 1940 Act, the approval of each Fund’s new investment sub-advisory agreement also requires the affirmative vote of a “majority of the outstanding voting securities” of a Fund. The Board also approved an interim investment sub-advisory agreement between the Adviser and VA pursuant to Rule 15a-4 under the 1940 Act (the “Interim Sub-Advisory Agreement”) to become effective on the close of the Transaction if shareholder approval of the New Sub-Advisory Agreement has not already been obtained in order to permit VA to serve as each Fund’s sub-adviser until its expiration.

If a Fund’s shareholders approve the New Advisory Agreement, VA will serve as that Fund’s investment sub-adviser effective upon the later of the closing of the Transaction or shareholder approval.

Q. Why are you sending me this information?

A. You are receiving these proxy materials because you own shares as of the record date and have the right to vote on this very important proposal concerning your investment.

Q. How will the Transaction or the approval of the New Sub-Advisory Agreement affect me as a Fund shareholder?

A. It is not anticipated that the Transaction or the approval of the New Sub-Advisory Agreement will impact Fund shareholders. The terms of the New Sub-Advisory Agreement are materially identical to the Current Sub-Advisory Agreement except for date of effectiveness, term and the fact that the new entity is VA. The advisory fee rate charged to each Fund will remain the same as under the Current Sub-Advisory Agreement and the Interim Sub-Advisory Agreement. Similarly, the fee paid to VA by the Adviser will remain the same as the fee paid by the Adviser to VIA under the Current Sub-Advisory Agreement. If approved by shareholders, the New Sub-Advisory Agreement will have an initial two-year term and will be subject to annual renewal thereafter.

Q. What will happen if shareholders do not approve the New Sub-Advisory Agreement?

A. If the New Sub-Advisory Agreement is not approved by shareholders the Interim Sub-Advisory Agreement will continue in effect until its expiration and the Board will consider other alternatives. The Board will take such action as it deems necessary and in the best interests of each Fund and its respective shareholders, which may include solicitation of the approval of a different proposal.

Q. Has the Board of Trustees approved the New Sub-Advisory Agreement and how do the Trustees recommend that I vote?

A. The Board unanimously approved the New Sub-Advisory Agreement at a meeting held on May 23-24, 2023, and recommends that you vote FOR the proposal.

Q. Will my Fund(s) pay for this proxy solicitation?

A. No. VA or its affiliates will pay for the costs of this proxy solicitation, including the printing and mailing of the Proxy Statement and related materials. Under the terms of the Transaction, VA Holdings has agreed to reimburse VA for certain expenses related to obtaining new advisory agreements for each Fund.

Q. Who is entitled to vote?

A. If you owned shares of either Fund as of the close of business on June 30, 2023 (the “Record Date”), you are entitled to vote.

Q. When and where will the Meeting be held?

A. The Meeting will be held at the offices of U.S. Bank Global Fund Services, the Funds’ Administrator, at 615 East Michigan Street, Milwaukee, Wisconsin 53202, on August 16, 2023, at 11:00 a.m., Central Time.

Q. How do I vote my shares?

A. For your convenience, there are several ways you can vote:

•By Mail: Vote, sign and return the enclosed proxy card(s) in the enclosed self-addressed, postage-paid envelope;
•By Telephone: Call the number printed on the enclosed proxy card(s);
•Via Internet: If you choose to submit a proxy via the Internet, follow the instructions provided on the proxy card; or
•In Person: Attend the Meeting as described in the Proxy Statement.

If you submit your proxy by telephone or via the Internet, you do not need to return a proxy card by mail. Internet proxy submission is available 24 hours a day. Shareholders can vote by telephone Monday through Friday between 9:00 a.m. and 10:00 p.m. Eastern Time. Proxies submitted by the Internet must be received by 10:00 a.m. Central Time on August 16, 2023, for direct shareholders and 11:59 p.m. on August 15, 2023 for beneficial shareholders.

Q. What vote is required to approve the proposal?

A. Approval of the New Sub-Advisory Agreement for each Fund requires the affirmative vote of a “majority of the outstanding voting securities” of that Fund, which, under the 1940 Act, means an affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares.

Q. What happens if I sign and return my proxy card but do not mark my vote?

A. Your proxy will be voted in favor of the proposal.

Q. May I revoke my proxy?

A. You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date to the Funds’ Secretary at U.S. Bank Global Fund Services 615 East Michigan Street, Milwaukee, Wisconsin, 53202, (2) calling 866-839-1852 and expressing your desire to revoke your proxy, or (3) attending and voting in person at the Meeting. For additional information regarding revoking your proxy you may call 1-866-839-1852.

Q. How can I obtain a copy of the Fund’s annual or semi-annual report?

A. If you would like to receive a copy of the latest annual or semi-annual report(s) for the Fund, please call the Fund (toll-free) 1-855-907-3233, or write to V-Shares ETFs c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin, 53202. The reports will be furnished free of charge.

Q. Whom should I call for additional information about this Proxy Statement?

A. If you need any assistance or have any questions regarding the proposal or how to vote your shares, please call (toll-free) 1-866-839-1852.

V-Shares US Leadership Diversity ETF
V-Shares MSCI World ESG Materiality and Carbon Transition ETF
a series of Managed Portfolio Series
c/o U.S. Bank Global Fund Services
615 East Michigan Street, Milwaukee, Wisconsin, 53202

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Managed Portfolio Series (the “Trust”), an open-end management investment company registered with the U.S. Securities and Exchange Commission (the “SEC”) with its principal office located at 615 East Michigan Street, Milwaukee, Wisconsin, 53202. The proxies are to be used at a special meeting (the “Meeting”) of the shareholders of the V-Shares US Leadership Diversity ETF and V-Shares MSCI World ESG Materiality and Carbon Transition ETF (each a “Fund” and collectively the “Funds”), each a series of the Trust, at the offices of U.S. Bank Global Fund Services, the Funds’ Administrator, at 615 East Michigan Street, Milwaukee, Wisconsin 53202, on MEETING DATE at 11:00 a.m., Central Time, and any adjournment of the Meeting. The primary purpose of the Meeting is for shareholders of each Fund to consider and approve the following proposal:

1.    To approve a new investment sub-advisory agreement by and between V-Square Quantitative Management LLC and Vident Advisory, LLC (the “New Sub-Advisory Agreement”). No increase in shareholder fees or expenses is being proposed.

The date of the first mailing of this Proxy Statement will be on or about July 20, 2023. Only shareholders of record at the close of business on June 30, 2023, are entitled to notice of, and to vote at, the Meeting and any adjournment(s) thereof.

Important Notice Regarding the Availability of Proxy Materials for
the Shareholder Meeting to be Held on August 16, 2023:

This proxy statement is available at https://proxyvotinginfo.com/p/vshares2023, or by contacting the Fund at 1-855-907-3233. To obtain directions to attend the Meeting, please call the Fund at 1-855-907-3233. For a free copy of the Fund’s latest annual and/or semi-annual report, call (toll-free) at 1-855-907-3233 or write to:

V-Shares ETFs
c/o U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202

SUMMARY OF THE PROPOSAL

APPROVAL OF A NEW SUB-ADVISORY AGREEMENT BY AND BETWEEN
V-SQUARE QUANTITATIVE MANAGEMENT LLC AND VIDENT ADVISORY, LLC

Background

The purpose of this proposal is to approve Vident Advisory, LLC, (“VA” or the “Sub-Adviser”) an affiliate of Vident Investment Advisory, LLC the current investment-sub-adviser, to serve as the sub-adviser to the V-Shares US Leadership Diversity ETF (“VDNI”) and V-Shares MSCI World ESG Materiality and Carbon Transition ETF (“VMAT”) (each a “Fund” and collectively the “Funds”), each of which is a series of Managed Portfolio Series (the “Trust”). To do so, the Board of Trustees of the Trust (the “Board”) is requesting that shareholders approve a New Sub-Advisory Agreement between V-Square Quantitative Management LLC (the “Adviser”) and the Sub-Adviser (the “New Sub-Advisory Agreement”). Approval of the New Sub-Advisory Agreement will not raise the advisory fees paid by a Fund. The New Sub-Advisory Agreement is materially identical to each Fund’s current investment sub-advisory agreement between the Adviser and Vident Investment Advisory, LLC (“VIA”) (the “Current Sub-Advisory Agreement”), except for date of execution, effectiveness and term. The effective date of the New Sub-Advisory Agreement will be the date that each Fund’s shareholders approve the New Sub-Advisory Agreement.

Pursuant to the Current Sub-Advisory Agreement, VIA, located at 1125 Sanctuary Parkway, Suite 515, Alpharetta, Georgia 30009, is responsible for trading portfolio securities on behalf of each Fund, including selecting broker-dealers to execute purchase and sale transactions as instructed by the Adviser or in connection with any rebalancing or reconstitution of a Fund’s respective Index, subject to the supervision of the Adviser and the Board. VIA has provided investment sub-advisory services to the Funds since inception (June 8, 2022, for VMAT and December 21, 2021, for VDNI).

VA was formed in 2016 and commenced operations and registered with the SEC as an investment adviser in 2019 and is a wholly-owned subsidiary of Vident Financial, LLC (“Vident Financial”). VA serves as an investment adviser or sub-adviser to ETFs. VIA was formed in 2014 and provides investment advisory services to ETFs, including the Funds. VIA and VA are both wholly-owned subsidiaries of Vident Financial. Vident Financial was formed in 2013 to develop and license investment market solutions (indices and funds) based on strategies that combine sophisticated risk-balancing methodologies, economic freedom metrics, valuation, and investor behavior. Vident Financial is a wholly-owned subsidiary of the Vident Investors’ Oversight Trust. Vince L. Birley, Mohammad Baki, and W. Baker Crow serve as the trustees of the Vident Investors’ Oversight Trust.

VIA, the current sub-adviser, will be consolidating its operations into one entity, VA. VA will then be acquired by an entity controlled by Casey Crawford. Mr. Crawford is the co-founder and Chief Executive Officer of Movement Mortgage. He is also the chairman of Movement Bank and founder and chairman of Movement Schools and Movement Foundation. Mr. Crawford is a former NFL player and Super Bowl champion, and he has been recognized globally for his transformative leadership capabilities. Importantly, approval of the proposal is not expected to impact shareholders as the fees, investment objectives, portfolio managers, and investment policies will not change as a result of the change of control.

Pursuant to a purchase agreement signed on March 24, 2023, Vident Capital Holdings, LLC, a subsidiary of MM VAM, LLC is expected to acquire VA (the “Transaction”). MM VAM, LLC is an entity controlled by Casey Crawford. The Transaction is expected to be completed on or around June 30, 2023 (the “Closing Date”), subject to the satisfaction of customary closing conditions, including obtaining certain Fund and client consents and receipt of customary regulatory approvals. As of the Closing Date, Mr. Crawford will effectively control VA. Upon the close of the Transaction, pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Current Sub-Advisory Agreement will automatically terminate.

The Transaction will not result in any change in either Fund’s investment objectives or strategies, nor will it result in any change in either Fund’s portfolio manager(s). The transaction will only result in a change at the Funds’ sub-adviser, VIA. VA, the proposed new sub-adviser, is an affiliate of VIA and, other than the change in ownership, the personnel from VIA who currently service the Funds will remain the same. Approval of the New Sub-Advisory Agreement will not increase the advisory fees paid by either Fund or its shareholders. The effective date of the New Sub-Advisory Agreement with respect to a Fund will be the later of the date it is approved by the Fund’s shareholders or the closing date of the Transaction.

Under the 1940 Act, the approval of the New Sub-Advisory Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of each Fund separately. The “vote of the holders of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of shareholders holding (i) 67% or more of the voting securities of a fund present at the Special Meeting or represented by proxy if holders of more than 50% of such fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the fund. Shareholders will have equal voting rights (i.e., one vote per share). Abstentions will have the same effect as votes against the Proposal. Accordingly, you are being asked to approve the New Sub-Advisory Agreement.

The Board believes the Proposal is in the best interests of each Fund and its shareholders and recommends that you vote “FOR” the Proposal. Importantly, approval of the Proposal will not result in any increase in shareholder fees or expenses.

Please see the section below entitled “Evaluation by the Board of Trustees” for a discussion of the material factors and the conclusions with respect thereto that form the basis for the recommendation of the Board that the shareholders approve the New Sub-Advisory Agreement.

Information Concerning the Sub-Adviser

VA, a Delaware limited liability company, is located at 1125 Sanctuary Parkway, Suite 515, Alpharetta, Georgia 30009 and is a registered investment adviser that provides portfolio management services to separately managed accounts, ETFs, and the Funds. As the sub-adviser, VA will be responsible for trading portfolio securities on behalf of each Fund, including selecting broker-dealers to execute purchase and sale, subject to the supervision of the Adviser. Currently, VA is a limited liability company and a wholly-owned subsidiary of Vident Financial. Vident Financial is a wholly-owned subsidiary of the Vident Investors’ Oversight Trust. Vince L. Birley, Brian Shepler, and Mohammad Baki serve as the trustees of the Vident Investors’ Oversight Trust. Vident Financial and Vident Investors’ Oversight Trust are located at the same address as VA. After the close of the Transaction, Casey Crawford, through certain entities, will control VA.

The Adviser is an investment adviser registered with the U.S. Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended (“Advisers Act”). As of March 31, 2023, the Adviser had in aggregate approximately $337.9 million in assets under management.

Information regarding the principal executive officers and directors of VA is set forth below. The address of VA and its executive officers and directors is 1125 Sanctuary Parkway, Suite 515, Alpharetta, Georgia 30009. The following individuals are the executive officers and directors of VA:

Name	Position with VA
Amrita Nandakumar	President
Erik Olsen	Chief Compliance Officer

No Trustee or officer of the Trust currently holds any position with VA or its affiliated persons. No Trustee or officer of the Trust holds any position with Vident Capital Holdings or its affiliated persons.

The Investment Sub-Advisory Agreement

The terms of the New Sub-Advisory Agreement are identical in all material respects to those of the Current Sub-Advisory Agreement, except for the date of commencement, term and renewal. Under the terms of both the Current Sub-Advisory Agreement and the New Sub-Advisory Agreement, VA is entitled to receive an annual fee from the Adviser equal to 0.05% on AUM up to $500,000,000, 0.04% on AUM between $500,000,001 and $1,000,000,000 and 0.05% on AUM in excess of $1,000,000,000 of each Fund’s average daily net assets, subject to an annual minimum of $25,000 for each Fund. Under the Current Sub-Advisory Agreement, the fees paid to VIA for the fiscal year ended October 31, 2022 were $21,438 for VDNI and $10,000 for VMAT. The Current Sub-Advisory Agreement was most recently renewed by the Board at a meeting held on February 23-24, 2023 with respect to the VDNI. With respect to the VMAT, the Current Sub-Advisory Agreement is currently in its initial two-year term.

The Current Sub-Advisory Agreement and New Sub-Advisory Agreement provide that the applicable sub-adviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, fraud, bad faith or gross negligence, or to the reckless disregard of its obligations and duties.

The New Sub-Advisory Agreement will continue in force for an initial period of two years, and from year to year thereafter with respect to each Fund, but only so long as its continuance is approved at least annually with respect to such Fund by the Board at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the Fund. The New Sub-Advisory Agreement will automatically terminate on assignment and is terminable upon notice by the Sub-Adviser or the Board on not more than sixty days’ notice.

The form of New Sub-Advisory Agreement is attached as Exhibit A. You should read the New Sub-Advisory Agreement. The description in this Proxy Statement of the New Sub-Advisory Agreement is only a summary.

Interim Sub-Advisory Agreement

If the close of the Transaction should occur prior to shareholder approval of the New Sub-Advisory Agreement, the Trust would not have an investment sub-advisory agreement in place for a Fund approved by shareholders in accordance with the 1940 Act. In order for the Sub-Adviser to continue as each Fund’s sub-adviser should that occur, the Board of Trustees, including all the Independent Trustees, unanimously approved the Interim Sub-Advisory Agreement with the Sub-Adviser pursuant to Rule 15a-4 under the 1940 Act. The Interim Sub-Advisory Agreement will become effective on the close of the Transaction if shareholder approval has not already been obtained.

The Interim Sub-Advisory Agreement is substantially similar to the Current Sub-Advisory Agreement and the New Sub-Advisory Agreement, except that it includes certain provisions required by Rule 15a-4 under the 1940 Act, including a maximum term of 150 days during which shareholder approval of the New Sub-Advisory Agreement will be sought.

A Fund will continue to be managed by the Sub-Adviser under the Interim Sub-Advisory Agreement until such time as the New Sub-Advisory Agreement is approved by shareholders or the term of the Interim Sub-Advisory Agreement has expired. If the New Sub-Advisory Agreement with the Sub-Adviser is not approved by shareholders, the Board and the Adviser will consider other options, including a new or modified request for shareholder approval of a new investment sub-advisory agreement with the Sub-Adviser, retaining a new investment adviser for the Fund or Funds, which also would need to be approved by shareholders of the respective Fund, or the possible liquidation and closing of the Fund or Funds.

Evaluation by the Board of Trustees

At a meeting of the Board of Trustees of the Trust on May 23-24, 2023, the Board, including all of the Independent Trustees, considered and approved the New Sub-Advisory Agreement for an initial two-year term.

Prior to and at the meeting, the Trustees received and considered information from VA, and the Trust’s administrator, designed to provide the Trustees with the information necessary to evaluate the approval of the New Sub-Advisory Agreement (“Support Materials”). The Independent Trustees reviewed and considered each Fund’s investment strategy, services that VA proposed to provide to the Funds, the proposed sub-advisory fees to be paid to VA under the New Sub-Advisory Agreement, and other matters that the Trustees deemed relevant. Before voting to approve the New Sub-Advisory Agreement, the Trustees reviewed the Support Materials with Trust management and with counsel to the Independent Trustees and considered the legal standards for the Trustees’ consideration of the approval of the New Sub-Advisory Agreement. This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.

In determining whether to approve the New Sub-Advisory Agreement, the Trustees considered all factors they believed relevant, including the following with respect to each Fund. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling.

Nature, Extent and Quality of Services Provided.  The Trustees considered the scope of services that VA will provide under the Sub-Advisory Agreement with respect to the Funds, noting that such services include but are not limited to the following: (1) investing each Fund’s assets consistent with the Fund’s investment objective and investment policies; (2) maintaining the required books and records for transactions VA effects on behalf of the Funds; (3) selecting broker-dealers to execute orders on behalf of the Funds; and (4) monitoring and maintaining each Fund’s compliance with policies and procedures of the Trust and with applicable securities laws. The Trustees noted that the services to be provided under the New Sub-Advisory Agreement were identical in all material respects to those services provided under the Current Sub-Advisory Agreement. The Trustees also considered a series of detailed responses VA had provided with respect to questions posed by the Trust, including a summary of the terms of the Transaction and confirmation that the scope and quality of services to be provided to the Funds by VA would not diminish as a result of the Transaction.

Sub-Advisory Fees.  The Board reviewed and considered the sub-advisory fees payable by the Adviser to VA under the New Sub-Advisory Agreement.  The Board considered that the fees to be paid to VA are paid by the Adviser from the unitary fee the Adviser receives from each Fund, and do not impact the overall advisory fee currently paid by each Fund. The Board noted that the fee was the same as the fee charged under the Current Sub-Advisory Agreement and that the fee reflected an arm’s-length negotiation between the Adviser and VA.

Fund Historical Performance. The Trustees reviewed recent performance of each Fund in comparison to the benchmark tracked by the Fund (“Reference Index”). The Trustees noted that each Fund had closely tracked its Reference Index over the periods reviewed. The Board considered that this performance was as a result of VIA’s portfolio management, rather than VA’s portfolio management, but took into account assurances from VA that there would be minimal change in portfolio management personnel or process following the Transaction.

Other Benefits. The Trustees considered the direct and indirect benefits that could be realized by VA from its relationship with the Funds. The Trustees noted that soft dollar arrangements do not currently exist with respect to the Funds’ portfolio transactions and affiliated brokers are not currently used to execute the Funds’ portfolio transactions. The Trustees considered that VA may receive some form of reputational benefit from services rendered to the Funds, but that such benefits are immaterial and cannot otherwise be quantified. The Trustees concluded that VA is not expected to receive additional material benefits from its relationship with the Funds.

Based on all of the information presented to and considered by the Board and the conclusions that it reached, the Board approved the New Sub-Advisory Agreement on the basis that its terms and conditions are fair and reasonable and in the best interests of the Funds and their respective shareholders.

If the shareholders of a Fund do not approve the New Sub-Advisory Agreement, the Board will consider other alternatives to the New Sub-Advisory Agreement. The Board will take such action as it deems in the best interests of shareholders of a Fund.

The Board of Trustees of the Trust, including all of the Independent Trustees, approved the Interim and New Sub-Advisory Agreements between the Adviser and the Sub-Adviser at a meeting on May 23-24, 2023.

Section 15(f) of the 1940 Act

Section 15(f) of the 1940 Act provides that an investment adviser of a registered investment company (or any affiliated persons of the investment sub-adviser) may receive any amount or benefit in connection with a sale of an interest in the investment sub-adviser that results in an assignment of an investment advisory contract without violating its fiduciary duties, provided that the following two conditions are satisfied.

First, an “unfair burden” may not be imposed on the investment company as a result of the sale of the interest, or any express or implied terms, conditions or understandings applicable to the sale of the interest. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period following the transaction whereby the investment adviser (or predecessor or successor adviser), or any “interested person” of the adviser (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services). The Sub-Adviser has confirmed for the Board that the Transaction will not impose an unfair burden on any Fund within the meaning of Section 15(f) of the 1940 Act.

Second, during the three-year period following the Transaction, at least 75% of the members of the investment company’s board of trustees cannot be “interested persons” (as defined in the 1940 Act) of the sub-adviser (or predecessor sub-adviser). At the present time, all of the Trustees are classified as Independent Trustees; i.e., not interested persons of the Trust. The Board has committed to ensuring that at least 75% of the Trustees would not be “interested persons” of the Sub-Adviser for a period of three years after the Transaction.

Accordingly, the Board, including the Independent Trustees, unanimously recommends that shareholders of each Fund vote “FOR” approval of the New Sub-Advisory Agreement.

OTHER INFORMATION

OPERATION OF THE FUNDS

VMAT is a non-diversified series and VDNI is a diversified series of Managed Portfolio Series, an open-end investment management company organized as a Delaware statutory trust and formed by an Agreement and Declaration of Trust. The Trust’s principal executive offices are located at 615 East Michigan Street, Milwaukee, Wisconsin 53202. The Board oversees the business activities of the Funds. Like other mutual funds, the Funds retain various firms to perform specialized services. VIA currently serves as the Funds’ sub-adviser.

Quasar Distributors, LLC, located at 111 Kilbourn Avenue, Suite 2200, Milwaukee, WI 53202, serves as principal underwriter and distributor of the Fund. U.S. Bank Global Fund Services provides the Funds with transfer agent, accounting and administrative services.

The most recent annual report of the Funds, including audited financial statements for the fiscal year ended October 31, 2022, has been mailed previously to shareholders. If you have not received this report or would like to receive additional copies of the Annual Report or Semi-Annual Report to Shareholders, Prospectus and/or SAI, free of charge, please contact the Fund at the address set forth on the first page of this Proxy Statement or by calling (toll-free) 1-855-907-3233 and they will be sent to you by first class mail.

THE PROXY

The Board solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the Meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted: for approval of the New Sub-Advisory Agreement; and at the discretion of the holders of the proxy, on any other matter that may come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement. You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting.

VOTING INFORMATION

As of the Record Date, the Fund had the following number of shares of beneficial interest issued and outstanding:

Fund	Shares of Beneficial Interest Issued and Outstanding
V-Shares US Leadership Diversity ETF	50,000
V-Shares MSCI World ESG Materiality and Carbon Transition ETF	100,000

All shareholders of record of a Fund on the Record Date are entitled to vote at the Meeting on the Proposal. Each shareholder is entitled to one vote per share held.

An affirmative vote of the holders of a majority of the outstanding shares of a Fund is required for the approval of the proposed New Sub-Advisory Agreement. As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of a Fund means the vote of (1) 67% or more of the voting shares of the fund present at the meeting, if the holders of more than 50% of the outstanding shares of the fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the fund, whichever is less.

Thirty-three and one-third percent (33-1/3%) of the shares of the fund present in person or represented by proxy and entitled to vote shall constitute a quorum at the Meeting.

Abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of a Fund represented at the Meeting, but they are not affirmative votes for any proposal.

As a result, with respect to approval of the proposed New Sub-Advisory Agreement, abstentions will have the same effect as a vote against the proposal because the required vote is a percentage of the shares present or outstanding.

Broker non-votes (i.e., proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners on an item for which the brokers or nominees do not have discretionary power to vote) will be considered to be invalidly delivered with respect to the shares to which the proxy relates. The broker non-votes will not be considered present at the meeting for quorum, voting, or any other purpose.

SECURITY OWNERSHIP OF MANAGEMENT AND
CERTAIN BENEFICIAL OWNERS

To the best knowledge of the Trust, except as listed below, there were no Trustees or officers of the Trust or other shareholders who were the beneficial owners of more than 5% of the outstanding shares of the Fund on the Record Date. As of the Record Date, the Trust knows of no other person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) that beneficially owns more than 5% of the outstanding shares of the Fund.

Shares are held in book entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the owner of all shares for all purposes. Investors owning shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares.

Although the Trust does not have information concerning its beneficial ownership held in the names of DTC Participants, the following table lists each DTC Participant that owned of record 5% or more of the outstanding shares of any Fund as of the Record Date:

V-Shares US Leadership Diversity ETF	Percentage of Shares Owned
ABN AMRO Clearing USA LLC 175 West Jackson Boulevard, Suite 2050 Chicago, Illinois 60604	40.61%
National Financial Services, LLC For the Exclusive Benefit of Our Customers Attn Mutual Funds, Dept 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310-1995	27.76%
Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers 1 New York Plaza, Floor 12 New York, NY 10004-1965	20.02%

V-Shares MSCI World ESG Materiality and Carbon Transition ETF	Percentage of Shares Owned
National Financial Services, LLC For the Exclusive Benefit of Our Customers Attn Mutual Funds, Dept 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310-1995	56.76%
BofA Securities, Inc. One Bryant Park New York, New York 10036	23.78%
J.P. Morgan Securities LLC 383 Madison Avenue New York, New York 10179	14.85%

Shareholders owning more than 25% of the shares of a Fund are considered to “control” the Fund, as that term is defined under the 1940 Act. Persons controlling a fund can determine the outcome of any proposal submitted to the shareholders for approval. As a group, the Trustees and officers of the Trust owned less than 1% of the outstanding shares of the Funds as of the Record Date. As a result, the Trustees and officers as a group are not deemed to control either Fund.

As of the Record Date, June 30, 2023, the Trustees and officers, as a group, owned less than 1% of each Fund’s outstanding shares. As of the Record Date, the Independent Trustees, and their respective immediate family members, did not own any securities beneficially or of record in the Sub-Adviser or its parents or subsidiaries of either since, or any of their respective affiliates.

SHAREHOLDER PROPOSALS

The Trust is generally not required to hold annual meetings of shareholders, and the Trust generally does not hold a meeting of shareholders in any year, unless certain specified shareholder actions, such as the election of trustees or the approval of a New Sub-Advisory Agreement, are required to be taken under state law or the 1940 Act.

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in the Trust’s Proxy Statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act that must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to Brian Wiedmeyer, Managed Portfolio Series, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin, 53202.

COST OF SOLICITATION

The Board is making this solicitation of proxies. The Trust has engaged Morrow Sodali Fund Solutions, LLC (“MSFS”), a proxy solicitation firm, to assist in the solicitation. The estimated fees anticipated to be paid to MSFS are approximately $4,000. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the Meeting and the cost of soliciting proxies will be borne by the Sub-Adviser or its affiliate. In addition to solicitation by mail, the Trust will request banks, brokers and other custodial nominees and fiduciaries, to supply proxy materials to the respective beneficial owners of shares of the Fund of whom they have knowledge, and the Sub-Adviser will reimburse them for their expenses in so doing. Certain officers, employees and agents of the Trust and the Sub-Adviser may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.

OTHER MATTERS

The Board knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

REVOCABILITY OF PROXIES

The presence of a shareholder at the Meeting will not automatically revoke such shareholder’s proxy. A shareholder may, however, revoke a proxy at any time prior to its exercise by filing a written notice of revocation with, or by delivering a duly executed proxy bearing a later date to: V-Shares ETFs c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin, 53202, by calling 1-866-839-1852 or by attending the Meeting and voting in person. All valid, unrevoked proxies will be voted at Meeting.

PROXY DELIVERY

If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the other shareholder(s) request otherwise. Call or write to the Fund if you wish to receive a separate copy of the Proxy Statement, and the Fund will promptly mail a copy to you. You may also call or write to the Fund if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future. For such requests, call the Fund at 1-855-907-3233, or write the Fund at V-Shares ETFs c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin, 53202.

EXHIBITS:
Appendix A

 INVESTMENT SUB-ADVISORY AGREEMENT

This AGREEMENT is made as of the [xx] day of June 2023, by and between V-Square Quantitative Management LLC, a Delaware limited liability company (the “Adviser”), and Vident Advisory, LLC, a Delaware limited liability company (the “Sub-Adviser”), and Managed Portfolio Series, a Delaware statutory trust (the “Trust”) on behalf of V-Shares US Leadership Diversity ETF and V-Shares MSCI World ESG Materiality and Carbon Transition ETF (each a “Fund” and collectively the “Funds”).

WHEREAS, the Adviser and the Sub-Adviser are each registered as investment advisers under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and engage in the business of providing investment management services; and

WHEREAS, the Trust is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), currently consisting of several separate series of shares, each having its own investment objectives and policies, and which is authorized to create additional series in the future; and

WHEREAS, the Adviser has been retained to act as investment adviser to certain series within the Trust including the Funds pursuant to an Investment Advisory Agreement (the “Advisory Agreement”) dated November 29, 2021, and as subsequently amended May 18, 2022, between the Adviser and the Trust; and

WHEREAS, the Advisory Agreement permits the Adviser, subject to the supervision and direction of the Trust’s Board of Trustees (“Board”), to delegate certain of its duties under the Advisory Agreement to other investment advisers, subject to the requirements of the 1940 Act; and

WHEREAS, the Adviser desires to retain the Sub-Adviser to provide investment advisory services for that portion of a Fund’s assets designated by the Adviser on or after the date of this Agreement (“Allocated Assets”) and the Sub-Adviser is willing to render such services, subject to supervision and direction of the Board and the terms and conditions set forth in this Agreement;

NOW, THEREFORE, the parties hereby agree as follows:

1.APPOINTMENT OF SUB-ADVISER

The Adviser hereby appoints, and the Sub-Adviser hereby accepts the appointment, to act as sub-adviser to the Fund, subject to the supervision and direction of the Board, on the terms herein set forth and for the compensation herein provided. In connection with this appointment:

(a)Delivery of Trust Documentation. The Adviser shall deliver to the Sub-Adviser copies of: (x) the Trust’s current Agreement and Declaration of Trust and Bylaws, as may be amended from time to time (collectively, “Organic Documents”); (y) the Fund’s current prospectus and statement of additional information as may be amended from time to time (collectively, as currently in effect, “Prospectuses”); and (z) all current Trust policies and procedures relevant to the Fund as may be amended from time to time (collectively, “Trust Procedures”);

(b)Independent Contractor. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or be deemed an agent of the Fund;
(c)The Sub-Adviser’s Representations. The Sub-Adviser represents, warrants and agrees that:

(i)It has all requisite power and authority to enter into and perform its obligations under this Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement;

(ii)It is registered as an investment adviser under the Advisers Act and will continue to be so registered during the term of this Agreement;

(iii)It has adopted and implemented a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act (the “Code of Ethics”) and, if it has not already done so, will provide the Adviser and the Trust with a copy of such Code of Ethics and any amendments thereto;

(iv)It has adopted and implemented written policies and procedures, as required by Rule 206(4)-7 under the Advisers Act, which are reasonably designed to prevent violations of federal securities laws by the Sub- Adviser, its employees, officers, and agents (“Compliance Procedures”) and, if it has not already done so, will provide the Adviser and the Trust with a copy of the Compliance Procedures and any amendments thereto;

(v)It has delivered to the Adviser copies of its Form ADV as most recently filed with the SEC and will provide the Adviser and the Trust with a copy of any future filings of Form ADV or any amendments thereto;

(vi)It is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement and will promptly notify the Adviser and the Trust of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser to the Fund pursuant to Section 9(a) of the 1940 Act or other applicable law, rule or regulation;

(vii)It has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal, state or foreign requirements, or the applicable requirements of any self-regulatory agency, necessary to be met by the Sub-Adviser in order to perform its services contemplated by this Agreement; and

(viii)This Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of Sub-Adviser, enforceable against the Sub-Adviser in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties.
(d) The Adviser’s Representations. The Adviser represents, warrants and agrees that:

(i)It has all requisite power and authority to delegate discretionary authority over Allocated Assets of the Fund to the Sub-Adviser and to enter into and perform its obligations under this Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement;

(ii)This Agreement has been duly authorized by appropriate action of the Trust and its shareholders to the extent required under the 1940 Act;

(iii)This Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of Adviser, enforceable against the Adviser in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties; and

(iv)It has received a copy of Part 2A of the Sub-Adviser’s Form ADV as is currently in effect as of the date of this Agreement.

(e)Plenary authority of the Board of Trustees. The Sub-Adviser and Adviser both acknowledge that the Fund is an exchange-traded fund that operates as a series of the Trust under the supervision and direction of the Board.

2.PROVISION OF INVESTMENT SUB-ADVISORY SERVICES

The Sub-Adviser will provide for the Fund a continuing and suitable investment program consistent with the investment policies, objectives and restrictions of the Fund, as established by the Fund and the Adviser and set forth in the Prospectus, other written guidelines or restrictions, as may be amended from time to time, agreed upon in writing by the Adviser and Sub-Adviser which guidelines and restrictions shall not be inconsistent with the Prospectus, as may be amended from time to time (“Written Guidelines”) and the Trust Procedures.

(a)The Sub-Adviser shall assume all investment duties and have full discretionary power and authority with respect to investment of the Allocated Assets of the Fund. Without limiting the generality of the foregoing, the Sub-Adviser shall, with respect to the Allocated Assets of the Fund: (i) obtain and evaluate such information and advice relating to the economy, securities markets and securities as it deems necessary or useful to discharge its duties hereunder; (ii) continuously invest the assets in a manner consistent with the Prospectus, Written Guidelines, and Procedures, as may be amended from time to time and provided to the Sub-Adviser consistent with Section 1(a) of this Agreement; (iii) determine the securities to be purchased, sold or otherwise disposed of and the timing of such purchases, sales and dispositions; (iv) vote all proxies for securities and exercise all other voting rights with respect to such securities in accordance with the Sub-Adviser’s written proxy voting policies and procedures with respect to such securities as have been determined by mutual agreement to be voted by the Sub-Adviser; (v) promptly issue settlement instructions to custodians designated by the Adviser or the Trust; (vi) evaluate the credit worthiness of securities dealers, banks and other entities with which the Fund may engage in repurchase agreements and monitor the status of such agreements; and (vii) take such further action, including for all orders determined to be made by the Sub-Adviser, the placing of purchase and sale orders and the selection of broker-dealers to execute such orders on behalf of the Fund, as the Sub-Adviser shall deem necessary or appropriate, to carry out its duties under this Agreement.

(b)The Sub-Adviser shall also furnish to or place at the disposal of the Adviser and/or the Trust such information, evaluations, analyses and opinions formulated or obtained by the Sub-Adviser in the discharge of its duties, as the Adviser and/or Trust may, from time to time, reasonably request.

(c)The Sub-Adviser agrees, that in performing its duties hereunder, it will comply with (i) the 1940 Act, the Advisers Act and all rules and regulations promulgated thereunder; (ii) all other applicable federal, state and foreign laws and regulations, and (iii) the provisions of the Organic Documents.

(d)The Sub-Adviser shall keep accurate and detailed records concerning its services under this Agreement and all such records shall be open to inspection at all reasonable times by the Trust, the Adviser and any appropriate regulatory authorities. The Sub-Adviser shall provide to the Adviser copies of any and all documentation relating to the Fund’s transactions upon reasonable request. The Sub-Adviser agrees that all records which it maintains for the Fund are the property of the Fund and it further agrees to surrender promptly to the Fund copies of any such records upon the Fund’s request.

(e)At the request of the Adviser from time to time, the Sub-Adviser shall provide pricing and valuation information with respect to particular securities it has purchased for the Fund if the Adviser has determined that such pricing and valuation information is not otherwise reasonably available to it through standard pricing services. In the event that the Sub-Adviser believes a valuation provided by a pricing service for a security it has purchased for the Portfolio is materially inaccurate, Sub-Adviser agrees to promptly notify the Adviser and/or the Funds. Sub-Adviser acknowledges that the Adviser, Sub-Adviser, the Funds, and its custodian or fund accountant may use different pricing vendors, which may result in valuation discrepancies. In the event of such discrepancies, the valuation used by the Funds to calculate its net asset value shall be controlling.

(f)From time to time at the request of the Adviser, the Sub-Adviser will (i) meet, either in person or via teleconference, with the Adviser and with such other persons as the Adviser may designate, including the Board, on reasonable notice and at reasonable times and locations, to discuss general economic conditions, performance, investment strategy and other matters relating to the Fund; and/or (ii) provide written materials to the Adviser and such other persons as the Adviser may designate, including the Board, on reasonable notice, discussing general economic conditions, performance, investment strategy and other matters relating to the Fund.

(g)The Adviser and the Sub-Adviser agree that only the Sub-Adviser will exercise “investment discretion” over Allocated Assets within the meaning of Section 13(f) of the Securities Exchange Act of 1934 (the “1934 Act”), and the Adviser and the Sub-Adviser shall mutually determine who shall be responsible for filing any required reports on its behalf with the SEC pursuant to Section 13(f) and the rules and regulations thereunder.

(h)To the extent reasonably requested by the Trust, the Sub-Adviser will use its best efforts to assist the Trust in connection with the Trust’s compliance with the Federal securities laws, as such term is defined in Rule 38a-1 under the 1940 Act, (“Federal Securities Laws”), including, without limitation, providing the Chief Compliance Officer of the Trust with: (i) Compliance Procedures, as may be amended from time to time (including prompt notice of any material changes thereto); (ii) a summary of such policies and procedures in connection with the annual review thereof by the Trust; (iii) upon request, a certificate of the chief compliance officer of the Sub-Adviser to the effect that the policies and procedures of the Sub-Adviser are reasonably designed to prevent violation of the Federal Securities Laws; (iv) direct access to the Sub-Adviser’s chief compliance officer, as reasonably requested by the Chief Compliance Officer of the Trust; (v) a completed quarterly informational questionnaire regarding the Sub-Adviser’s compliance program; and (vi) quarterly certifications indicating whether there were Material Compliance Matters (as that term is defined by Rule 38a-1) that arose under the compliance policies and procedures of the Trust, the Adviser and/or the Sub-Adviser in such detail as may be reasonably requested by the Chief Compliance Officer of the Trust.

(i)Except as permitted by the Trust Procedures, the Sub-Adviser will not disclose but shall treat confidentially all information in respect of the investments of the Fund, including, without limitation, the identification and market value or other pricing information of any and all portfolio securities or other financial instruments held by the Fund, and any and all trades of portfolio securities or other transactions effected for the Fund (including past, pending and proposed trades).

(j)The Adviser or its agent will provide timely information to the Sub-Adviser regarding such matters as inflows to and outflows from the Fund and the cash requirements of, and cash available for investment in the Fund. The Adviser or the Fund’s custodian (the “Custodian”) will timely provide the Sub-Adviser with copies of monthly accounting statements for the Fund, and such other information as may be reasonably necessary or appropriate in order for the Sub-Adviser to perform its responsibilities hereunder.

(k)The Adviser will be responsible for all class actions and lawsuits involving the securities held, or formerly held, in the Allocated Assets of the Fund. The Sub-Adviser is not required to take any action or to render investment-related advice with respect to lawsuits involving the Fund, including those involving securities presently or formerly held in the Allocated Assets of the Fund, or the issuers thereof, including actions involving bankruptcy. In the case of notices of class action suits received by the Sub-Adviser involving issuers presently or formerly held in the Allocated Assets of the Fund, the Sub-Adviser shall promptly forward such notices to the Adviser and, with the consent of the Adviser, may provide information about the Fund to third parties for purposes of participating in any settlements relating to such class actions.

(l)For the purpose of complying with Rule 10f-3(a)(5), Rule 12d3-1(c)(3)(ii), Rule 17a-10(a)(2) and Rule 17e-1(d)(2) under the 1940 Act, the Sub-Adviser hereby agrees that with respect to transactions in securities or other assets for the Fund: (i) it will not consult with any other sub-adviser to the Fund or any sub-adviser to a separate series of the Trust for which the Adviser serves as investment adviser; and (ii) its responsibility in providing investment advisory services to the Fund shall be limited solely to the Allocated Assets. The Adviser will furnish to the Sub-Adviser a current list of all such sub-advisers and principal underwriters and affiliated persons thereof, as well as affiliated persons of the Fund, and shall notify Sub-Adviser promptly of any changes to such list.

3.BROKERAGE

The Sub-Adviser is responsible for decisions to buy and sell securities for the Fund and shall effect individual orders for the purchase and sale of Allocated Assets for the Fund. The Sub-Adviser is responsible for broker-dealer selection, and for negotiation of brokerage commission rates, provided that the Sub-Adviser shall not direct an order to an affiliated person of the Adviser or Sub-Adviser without general prior authorization to use such affiliated broker or dealer from the Trust’s Chief Compliance Officer. A primary consideration for the Sub-Adviser in effecting a securities transaction will be execution at the most favorable price. However, in selecting a broker-dealer to execute each particular transaction, the Sub-Adviser may take the following, among other things, into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and the difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. The execution price of a transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Subject to such policies as the Board may determine and consistent with Section 28(e) of the 1934 Act, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides (directly or indirectly) brokerage services to the Sub-Adviser an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Sub- Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage services provided by such broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser’s overall responsibilities with respect to the Fund. Subject to the same policies and legal provisions, the Sub-Adviser is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers or dealers who also provide research or statistical material, or other services to the Trust, the Adviser or any affiliated person thereof. Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine, and the Sub-Adviser shall report on such allocations regularly to the Adviser who shall report to the Trust, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

If the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as of other clients, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, the allocation of the securities so purchased or sold, as well as the expense incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients in accordance with the Sub-Adviser’s Allocation and Aggregation Policy.

The Adviser authorizes and empowers the Sub-Adviser to open and maintain trading accounts in the name of the Fund and to execute for the Fund as its agent and attorney-in-fact standard institutional customer agreements with such broker or brokers as the Sub-Adviser shall select as provided herein. The Sub-Adviser shall cause all securities and other property purchased or sold for the Fund to be settled at the place of business of the Custodian or as the Custodian shall direct. All securities and other property of the Fund shall remain in the direct or indirect custody of the Custodian.

The Sub-Adviser further shall have the authority to instruct the Custodian to pay cash for securities and other property delivered to the Custodian for the Fund and deliver securities and other property against payment for the Fund. The Sub-Adviser shall not have authority to cause the Custodian to deliver securities and other property or pay cash to the Sub-Adviser except as expressly provided herein.

4.ALLOCATION OF EXPENSES

(a)Each party to this Agreement shall bear the costs and expenses of performing its obligations hereunder. In this regard, the Adviser specifically agrees that the Fund shall assume the expense of:

(i)Brokerage commissions for transactions in the Fund and similar fees and charges for the acquisition, disposition, lending or borrowing of Fund investments;

(ii)Custodian fees and expenses;

(iii)All taxes, including issuance and transfer taxes, and reserves for taxes payable by the Fund to federal, state or other government agencies; and

(iv)Interest payable on any Fund borrowings.

(b)The Sub-Adviser specifically agrees that with respect to Allocated Assets of the Fund, the Sub-Adviser shall be responsible for (i) providing the personnel, office space and equipment reasonably necessary to provide its sub-advisory services to the Fund hereunder, (ii) the costs of any special Board meetings initiated by the Sub-Adviser, and (iii) the costs of any shareholder meetings convened as a result of a change in control of the Sub-Adviser, or for the primary benefit of the Sub-Adviser. If the Adviser has agreed to limit the operating expenses of the Fund, the Adviser shall also be solely responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limit.

(c)Nothing in this Agreement shall alter the allocation of expenses and costs agreed to between the Fund and the Adviser in the Advisory Agreement or any other agreement to which they are parties.

5.SUB-ADVISORY FEES

For all of the services rendered with respect to the Fund as herein provided, the Adviser shall pay to the Sub-Adviser, with respect to the Allocated Assets, a fee (the payment of which the Fund shall have no obligation or liability), at an annual rate based on the Current Net Allocated Assets (as defined below) of the Fund as set forth in Schedule A attached hereto and made a part hereof. Such fee shall be accrued by the Adviser daily and shall be payable quarterly in arrears. The Adviser will use its commercially reasonable efforts to cause the quarterly payment to be made to the Sub-Adviser approximately on or about the same date upon which the Trust pays the Adviser its advisory fee. If fees begin to accrue with respect to Allocated Assets during the middle of a calendar quarter, all fees for the period from that date to the end of the calendar quarter shall be prorated according to the proportion that the period bears to the full calendar quarter. In the case of termination of this Agreement with respect to the Fund during any calendar quarter, all fees accrued with respect to Allocated Assets from the beginning of that calendar quarter to, but excluding, the date of termination, shall be prorated according to that proportion that the period bears to the full calendar quarter and shall be paid promptly following such termination. For purposes of computing the amount of advisory fee accrued for any day, “Current Net Allocated Assets” shall mean the Fund’s net Allocated Assets as of the most recent preceding day for which the Fund’s net assets were computed.

6.LIABILITY; STANDARD OF CARE

The Sub-Adviser shall act at all times in the best interests of the Fund and shall discharge its duties with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of a similar enterprise. The Sub-Adviser shall not be liable to the Adviser, the Trust, the Fund, or the Fund’s shareholders for any action or inaction of the Sub-Adviser relating to any event whatsoever in the absence of bad faith, willful misfeasance or negligence in the performance of or the reckless disregard of the Sub-Adviser’s duties or obligations under this Agreement.

In no event shall the Sub-Adviser be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Sub- Adviser’s employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

The Sub-Adviser, its affiliated persons, agents and employees, shall not be liable to the Adviser, the Trust or the Fund for failure to act or any action taken in good faith reliance upon:

(a)The Fund’s or the Adviser’s directions to the Sub-Adviser or Custodian, or brokers, dealers or others with respect to the making, retention or sale of any investment or reinvestment hereunder; or

(b)Acts or omissions of the Adviser, the Custodian or the Fund, their respective affiliated persons, agents or employees.

No party to this Agreement shall be liable to another party for consequential damages under any provision of this Agreement.
The Sub-Adviser shall not be deemed by virtue of this Agreement to have made any representation or warranty that any level of investment performance or level of investment results will be achieved.

Except as otherwise provided in this Agreement, each party to this Agreement (as an “Indemnifying Party”) shall indemnify and hold harmless the other parties and the shareholders, directors, officers, and employees of the other parties (any such person, an “Indemnified Party”) against any loss, liability, claim, damage, or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage, or expense and reasonable counsel fees incurred in connection therewith) arising out of the Indemnifying Party’s performance or non-performance of any duties under this Agreement. However, indemnification shall not be paid hereunder with respect to any matter to the extent to which the loss, liability, claim, damage, or expense was caused by the Indemnified Party’s willful misfeasance, bad faith, or negligence in the performance of duties hereunder or reckless disregard of obligations and duties under this Agreement, and provided further, however, that the Sub-Adviser shall only be required to indemnify and hold harmless an Indemnified Party to the extent the loss, liability, claim, damage, or expense of such Indemnified Party was attributable to the willful misfeasance, bad faith, gross negligence, or reckless disregard of the Sub-Adviser’s obligations or duties hereunder.

If indemnification is to be sought hereunder, then the Indemnified Party shall promptly notify the Indemnifying Party of the assertion of any claim or the commencement of any action or proceeding in respect thereof and will keep the Indemnifying Party advised with respect to all developments concerning such claim, action or proceeding. However, the failure to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability that it may otherwise have to the Indemnified Party provided such failure shall not affect in a material adverse manner the position of the Indemnifying Party or the Indemnified Party with respect to such claim. Following such notification, the Indemnifying Party may elect in writing to assume the defense of such action or proceeding and, upon such election, it shall not be liable for any legal costs incurred by the Indemnified Party (other than reasonable costs of investigation previously incurred) in connection therewith, unless (i) the Indemnifying Party has failed to provide counsel reasonably satisfactory to the Indemnified Party in a timely manner or (ii) counsel which has been provided by the Indemnifying Party reasonably determines that its representation of the Indemnified Party would present it with a conflict of interest. Notwithstanding the foregoing, the Indemnified Party shall be entitled to employ separate counsel at its own expense, and, in such event, the Indemnified Party may participate in such defense as it deems necessary. The Indemnified Party shall in no case confess any claim or make any compromise in any case in which the Indemnifying Party may be required to indemnify it except with the Indemnifying Party’s prior written consent, which shall not be unreasonably withheld, conditioned or delayed; notwithstanding this Section 6 hereof, in the event the Indemnified Party has not secured such consent, the Indemnifying Party will have no obligation to indemnify the Indemnified Party. Upon request and at the Indemnifying Party’s expense, the Indemnified Party shall provide reasonable assistance to the Indemnifying Party so that the Indemnifying Party can defend against such claim, action or proceeding.

The provisions of the prior two paragraphs of this Section 6 shall not apply in any action where the Indemnified Party is the party adverse, or one of the parties adverse, to the other party.

7.TERM AND TERMINATION OF THIS AGREEMENT; NO ASSIGNMENT

(a)This Agreement shall become effective with respect to the Fund immediately upon the latter of approval by a majority of the Trust’s Trustees who are not interested persons (as defined in the 1940 Act) and, if required, by applicable law, by a vote of a majority of the outstanding voting securities of the Fund. The Agreement shall, unless terminated as hereinafter provided, continue in effect for a period of two years from the date of effectiveness with respect to the Fund. This Agreement shall continue in effect thereafter for additional periods not exceeding one year so long as such continuation is approved for the Fund at least annually by (i) the Board or by the vote of a majority of the outstanding voting securities of the Fund and
(i)the vote of a majority of the Trustees of the Trust who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval. The terms “majority of the outstanding voting securities” and “interested persons” shall have the meanings as set forth in the 1940 Act.

(b)This Agreement may be terminated by the Trust on behalf of the Fund at any time without payment of any penalty, by the Board, by the Adviser, or by vote of a majority of the outstanding voting securities of the Fund without the payment of any penalties, upon sixty (60) days’ written notice to the Sub-Adviser, and by the Sub-Adviser upon sixty (60) days’ written notice to the Fund and the Adviser. In the event of a termination, the Sub-Adviser shall cooperate in the orderly transfer of the Fund’s affairs and, at the request of the Board or the Adviser, transfer any and all books and records of the Fund maintained by the Sub-Adviser on behalf of the Fund.

(c)This Agreement shall terminate automatically in the event (i) of any transfer or assignment thereof, as defined in the 1940 Act, and (ii) the Advisory Agreement is terminated.

8.SERVICES NOT EXCLUSIVE

The services of the Sub-Adviser to the Adviser and the Fund are not to be deemed exclusive and it shall be free to render similar services to others so long as its services hereunder are not impaired thereby. It is specifically understood that directors, officers and employees of the Sub-Adviser and of its subsidiaries and affiliated persons may continue to engage in providing portfolio management services and advice to other investment advisory clients. The Adviser agrees that the Sub-Adviser may give advice and take action in the performance of its duties with respect to any of its other clients which may differ from advice given or the timing or nature of action taken with respect to the Fund. Nothing in this Agreement shall be deemed to require the Sub-Adviser, its principals, affiliated persons, agents or employees to purchase or sell for the Fund any security which it or they may purchase or sell for its or their own account or for the account of any other client.

9.NO BORROWING

The Sub-Adviser agrees that neither it nor any of its officers or employees shall borrow from the Fund or pledge or use the Fund’s assets in connection with any borrowing not directly for the Fund’s benefit.

10.AMENDMENT

No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by all parties and approved by the Trust in the manner set forth in Section 7(a).
11.CONFIDENTIALITY

Subject to the duty of the Adviser or Sub-Adviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all non-public information pertaining to the Fund and the actions of the Sub-Adviser and the Fund in respect thereof. It is understood that any information or recommendation supplied by the Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Adviser, the Fund or such persons as the Adviser, with the consent of the Fund, may designate in connection with the Fund. It is also understood that any information supplied to the Sub-Adviser in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of investments which, on a temporary basis, may not be bought or sold for the Fund, is to be regarded as confidential and for use only by the Sub-Adviser in connection with its obligation to provide investment advice and other services to the Fund. The parties acknowledge and agree that all non-public personal information with regard to shareholders in the Fund shall be deemed proprietary information of the Trust, and that the Sub-Adviser shall use that information solely in the performance of its duties and obligations under this Agreement and shall take reasonable steps to safeguard the confidentiality of that information. Further, the Sub-Adviser shall maintain and enforce adequate security procedures with respect to all materials, records, documents and data relating to any of its responsibilities pursuant to this Agreement including all means for the effecting of investment transactions.

12.USE OF SUB-ADVISOR’S NAME; NAME OF THE FUND OR THE TRUST

The Sub-Adviser hereby grants to the Fund and the Adviser a non-exclusive, royalty-free, worldwide license to use the Sub-Adviser’s name and logo in any and all promotional materials, prospectuses and registration statements during the term of this Agreement. The Adviser shall furnish, or shall cause to be furnished, to the Sub-Adviser or its designee, each piece of Fund sales literature or other promotional material in which the Sub-Adviser is named, at least two (2) business days prior to its use. The Sub-Adviser shall be permitted to review and approve the material in written or electronic form prior to such printing. Such approval may not be unreasonably withheld. No such material shall be used if the Sub-Adviser or its designee reasonably objects to such use within two (2) business days after receipt of this material.

The Sub-Adviser shall not use the name of the Adviser, the Trust or the Fund for other than internal use in a manner not approved by the Adviser or the Trust, as applicable, prior thereto in writing, which approval shall not be unreasonably withheld or delayed; provided however, that the approval of the Adviser or Trust, as applicable, shall not be required for the use of the name of the Adviser, Trust or Fund which: (a) merely refers in accurate or factual terms to the Adviser, the Trust or the Fund in connection with the Sub-Adviser’s role with respect to the Trust or the Fund or (b) is required by any appropriate regulatory, governmental or judicial authority.

13.ANTI-MONEY LAUNDERING COMPLIANCE

The Sub-Adviser acknowledges that, in compliance with the Bank Secrecy Act, as amended, the USA PATRIOT Act, and any implementing regulations thereunder (together, “AML Laws”), the Trust has adopted an Anti-Money Laundering Policy. The Sub-Adviser agrees to cooperate with the Trust’s Anti-Money Laundering Policy and the AML Laws by providing the Trust and/or the Fund’s administrator such reports, certifications and contractual assurances as may be reasonably requested upon reasonable notice by the Trust in order for the Trust and the Fund’s administrator to fulfill its obligations under the AML Laws. The Trust may disclose information regarding the Sub-Adviser to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file reports with such authorities as may be required by applicable law or regulation.

14.CERTIFICATIONS; DISCLOSURE CONTROLS AND PROCEDURES

The Sub-Adviser acknowledges that, in compliance with the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the implementing regulations promulgated thereunder, the Trust and the Fund are required to make certain certifications and have adopted disclosure controls and procedures. To the extent reasonably requested by the Trust, the Sub-Adviser agrees to use its commercially reasonable efforts to assist the Trust and the Fund in complying with the Sarbanes-Oxley Act and implementing the Trust’s disclosure controls and procedures.

15.NOTIFICATION

The Sub-Adviser agrees that it will provide prompt notice to the Adviser and Trust about material changes in the employment status of key investment management personnel involved in the management of the Fund, material changes in the investment process used to manage the Fund and any changes in senior management, operations or ownership of the Sub-Adviser.

16.NOTICES

Notices and other communications required or permitted under this Agreement shall be in writing, shall be deemed to be effectively delivered when actually received, and may be delivered by U.S. mail (first class, postage prepaid), by facsimile transmission, by hand or by commercial overnight delivery service, addressed as follows:

ADVISER:           V-Square Quantitative Management LLC
320 N. Sangamon Street, Suite 1250
Chicago, Illinois 60607

SUB-ADVISER:        Vident Advisory, LLC
1125 Sanctuary Parkway, Suite 515
Alpharetta, GA 30009

FUND:            Managed Portfolio Series
777 East Wisconsin Avenue, 10th Floor
Milwaukee, WI 53202
Attn: John Hadermayer

17.GOVERNING LAW

This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the 1940 Act and the Advisers Act and any rules and regulations promulgated thereunder.
18.ASSIGNMENT

This Agreement may not be assigned by any party, either in whole or in part, without the prior written consent of each other party.

19.MISCELLANEOUS

(a)This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject matter hereof whether oral or written.

(b)This Agreement may be executed by the parties hereto on a number of counterparts taken together shall be deemed to constitute one and the same instrument.

(c)If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term, or provision held to be illegal or invalid.

(d)The term “affiliated person” shall have the meaning ascribed thereto by the 1940 Act.

(e)Sections 2(d), 2(h), 2(i), 2(k) 6, 11, 13, 14, 17 and 19 shall survive termination of this Agreement.

(f)The parties agree that the Trust and the Fund are third party beneficiaries of this Agreement as to the covenants, obligations, representations and warranties undertaken by the Sub-Adviser pursuant to this Agreement.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day first set forth above.

V-Square Quantitative Management LLC By: Name: Mamadou-Abou Sarr Title: President
Vident Advisory, LLC By: Name: Title:
Managed Portfolio Series
By:
Name: Title:

SCHEDULE A FUNDS AND FEES

Series of Managed Portfolio Series	Annual Fee Rate as % of Current Net Assets	Effective Date

V-Shares US Leadership Diversity ETF (VDNI)	Tiered fee schedule with annual minimum of $ 25,000 First $ 500 million - 0.05% Next $ 500 million - 0.04% Balance over $1 billion - 0.03%	[ ]

V-Shares MSCI World ESG Materiality and Carbon Transition ETF (VMAT)	Tiered fee schedule with annual minimum of $ 25,000 First $ 500 million - 0.05% Next $ 500 million - 0.04% Balance over $1 billion - 0.03%	[ ]

VOTE BY MAIL
V-Shares US Leadership Diversity ETF V-Shares MSCI World ESG Materiality and Carbon Transition ETF	1)Read the Proxy Statement. 2)Check the appropriate box(es) on the reverse side of the proxy card. 3)Sign, date and return the proxy card in the envelope provided.

VOTE ONLINE
1)Read the Proxy Statement and have the proxy card below at hand. 2)Follow the simple instructions.

VOTE BY PHONE
1)Read the proxy statement and have the proxy card at hand. 2)Follow the simple instructions.

↓ Please detach at perforation before mailing. ↓
V-Shares US Leadership Diversity ETF
V-Shares MSCI World ESG Materiality and Carbon Transition ETF
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 16, 2023
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST
The undersigned hereby appoints each of Ben Eirich and Brian Wiedmeyer, as Proxy of the undersigned, with full power of substitution, and hereby authorizes any of them to vote on behalf of the undersigned all shares of the V-Shares US Leadership Diversity ETF and V-Shares MSCI World ESG Materiality and Carbon Transition ETF (each a “Fund” and collectively the “Funds”) that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Funds to be held at 11:00 a.m. Central time, on August 16, 2023, at the offices of U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202 and at any postponements or adjournments thereof, as fully as the undersigned would be entitled to vote if personally present. This proxy will be governed by and construed in accordance with the laws of the State of Delaware and applicable federal securities laws. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the laws of the State of Delaware and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.
This proxy is solicited on behalf of the Board of Trustees of the Trust, and the proposal has been approved by the Board of Trustees and recommended for approval by shareholders. This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the proposal. In his or her discretion, the proxy is authorized to vote upon such matters as may come properly before the meeting.
CONTROL NUMBER

AUTHORIZED SIGNATURE(S)
This section must be completed for your vote to be counted.

Signature(s) and Title(s), if applicable	Sign in the box above
Date ____________________________________________________________
Note: Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts, or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.

Important Notice Regarding the Availability of Proxy Materials for this

Special Meeting of Shareholders to be held on August 16, 2023.

The Proxy Statement for this Meeting is available at https://proxyvotinginfo.com/p/vshares2023.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR VOTE TODAY!

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE

↓ Please detach at perforation before mailing. ↓

This proxy is solicited on behalf of the Board of Trustees. It will be voted as specified. If no specification is made, this proxy shall be voted FOR the proposal.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL.
TO VOTE, MARK BOX(ES) BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

		FOR	AGAINST	ABSTAIN

1.	To approve a new investment sub-advisory agreement by and between V-Square Quantitative Management, LLC, and Vident Advisory, LLC.	☐	☐	☐

YOUR SIGNATURE ON THIS CARD IS REQUIRED FOR YOUR VOTE TO BE COUNTED. IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET, PLEASE BE SURE TO SIGN, DATE, AND RETURN ALL PAGES OF THIS CARD IN THE ENCLOSED ENVELOPE